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                                                                    EXHIBIT 10.1


                                                          HUGO INTERNATIONAL LTD
                                                               6 WATERSIDE DRIVE
                                                           LANGLEY BUSINESS PARK
                                                                         LANGLEY
                                                                          SLOUGH
                                                               BERKSHIRE SL3 6EZ

                                                         Tel +44 (0) 1753 542828
                                                         Fax +44 (0) 1753 543131

                                                  E-mail hugo_int@compuserve.com


26 June 2000

David Foden
Hugo International Ltd.
6 Waterside Drive
Langley Business Park
Slough
SL3 6EZ


Dear David:

This letter is to record the terms on which a loan has been made by you to Hugo International Limited. The loan is and does not have a term but the Company acknowledges that you may recall it in on 28 days notice.

Interest is payable on an annual basis at the rate of 11% per annum. Security is not required.

Yours sincerely,


Mike Christmas
Director






                                               Registered in England No. 2757258
                                                             VAT No. 606 0218 83



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